UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report: January 25, 2017

TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, New York		10010
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

At a meeting of Registrant’s Board of Directors (the “Board”), held on January 19, 2017, the Board adopted revised Corporate Governance Principles for Registrant. The amended and restated Corporate Governance Principles are attached hereto as Exhibit 10.35 to this Current Report on Form 8-K and are incorporated herein by reference.

Registrant makes various grants and awards of cash, stock units and stock options, and provides various benefits, to its directors, executive officers and other management employees pursuant to its 2014 Tiffany & Co. Employee Incentive Plan (the “2014 Employee Incentive Plan”) and pursuant to various retirement plans, formal agreements and informal agreements. As part of its ongoing review of compensation practices and arrangements, on January 19, 2017, the Compensation Committee of the Board adopted revised stock option and restricted stock unit grant terms under the 2014 Employee Incentive Plan and approved changes to certain compensatory plans and related agreements. The forms of such amended agreements, terms and plans are attached as Exhibits 10.18, 10.25, 10.29l, 10.29m, 10.29n, 10.29o and 10.29p to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

10.18	Tiffany and Company Executive Deferral Plan originally made effective October 1, 1989, as amended and restated effective January 19, 2017.

10.25	2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, as amended and restated effective January 19, 2017.

10.29l	Form of Cash Incentive Award Agreement for executive officers as adopted on January 19, 2017 under Registrant’s 2014 Employee Incentive Plan.

10.29m
Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant’s executive officers, Time-Vesting Restricted Stock Unit Grants, Stock Option Awards and certain non-qualified retirement contributions made to executive officers and certain other officers of Registrant’s affiliated companies pursuant to Registrant’s 2014 Employee Incentive Plan, the Tiffany and Company Executive Deferral Plan and the 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

10.29n	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised January 19, 2017.

10.29o	Terms of Performance-Based Restricted Stock Unit Grant (Non-Transferable) to executive officers under Registrant’s 2014 Employee Incentive Plan, as revised January 19, 2017.

10.29p	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised January 19, 2017.

10.36	Corporate Governance Principles, as amended and restated effective January 19, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: January 25, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.18	Tiffany and Company Executive Deferral Plan originally made effective October 1, 1989, as amended and restated effective January 19, 2017.

10.25	2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits, as amended and restated effective January 19, 2017.

10.29l	Form of Cash Incentive Award Agreement for executive officers as adopted on January 19, 2017 under Registrant’s 2014 Employee Incentive Plan.

10.29m
Form of Non-Competition and Confidentiality Covenants for use in connection with Performance-Based Restricted Stock Unit Grants to Registrant’s executive officers, Time-Vesting Restricted Stock Unit Grants, Stock Option Awards and certain non-qualified retirement contributions made to executive officers and certain other officers of Registrant’s affiliated companies pursuant to Registrant’s 2014 Employee Incentive Plan, the Tiffany and Company Executive Deferral Plan and the 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits.

10.29n	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised January 19, 2017.

10.29o	Terms of Performance-Based Restricted Stock Unit Grant (Non-Transferable) to executive officers under Registrant’s 2014 Employee Incentive Plan, as revised January 19, 2017.

10.29p	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised January 19, 2017.

10.36	Corporate Governance Principles, as amended and restated effective January 19, 2017.